UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      October 19, 2005 (October 18, 2005)


                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                        000-16299               13-3054685
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)


     700 Airport Blvd. Suite 300, Burlingame, CA                94010
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 Regulation FD Disclosure.

On October 18, 2005 at 1:30PM Pacific, ANTs software inc. (the "Company" or "ANTs") held a teleconference for shareholders. During the teleconference the Company disclosed the following information:

     -- This teleconference is neither an offer to sell nor a solicitation of offers to purchase securities. This teleconference will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements will include statements regarding the Company's expectations and beliefs. These statements are not guarantees of future performance. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected. There can be no assurance that the Company will produce the expected results; that it will produce a commercially viable product; that the Company will secure the necessary current and additional financing, intellectual property and staff to support current and future operations. Further risks are detailed in the Company's filings with the Securities and Exchange Commission. All forward looking statements are based upon information available to the Company as of the date of this teleconference, and the Company does not assume any obligation to update such statements or the reasons why actual results could differ materially from those projected in such statements.

     -- The Company and Four Js Development Tools ("Four Js") (www.4js.com) have entered into a OEM license agreement where Four Js will resell the ANTs Data Server under its own name. Four Js is a privately held European-based software developer with a worldwide client base.

     -- Bryn Jenkins, Chief Operating Officer of Four Js spoke to shareholders about Four Js, its customers, its market and why they chose the ANTs Data Server as the database product they wanted to resell. The primary reasons were: high performance, ability to handle the demands of enterprise applications, lower total cost of ownership and ANTs' ability to turn around new features quickly.

     -- The Company has signed a license agreement with the US Department of Defense for test and development of the ANTs Data Server for possible use with an anti-terrorism data-collection application.

     -- The ANTs Data Server is being used by Sprint, processing more than 10 million transactions per day as deployed with the software platform provided to Sprint by Wireless Services Corporation, the Company's first customer.

     -- The Company is a very small player in a mature market dominated by large competitors, with a new product, few customers. Prospects are cautious, will carefully test the Company's product and will commit to only small purchases initially.

     -- The Company has created an important asset and key differentiator in its integrated development environment (the "IDE"), and IDE allows the Company to develop and test new features quickly and extensively. The Company knows of no competitor that possesses the equivalent of IDE and believes this is the reason why it has been able to publish four major product releases in the past year, when competitors typically have published only one release. Approximately 400 computers running 7x24 perform quality assurance on the Company's product.

     -- The Company has three go-to-market strategies: QuickStart for low-cost and to compete with open source database products, Performance for customers who need the highest database performance and Dare to Compare, a replacement program for customers looking to reduce the maintenance and support fees they pay for other database products. According to conversations the Company has had with CIOs at Fortune 500 companies, such maintenance and support fees can total up to $100 million per year.

     -- The Performance program addresses a small percentage of the database market and that the Dare to Compare program allows the company to apply its product to a much larger segment of the database market.

     -- The Company intends to file for listing on NASDAQ once it meets the filing requirements for the NASDAQ SmallCap market. Those requirement are listed here:
          http://www.nasdaq.com/about/nasdaq_listing_req_fees.pdf

     -- The Company intends to focus equally on acquiring customers and on revenue growth.

     -- The Company has added reseller coverage, included two current Oracle partners in Canada and Asia in addition to previously announced resellers in the US, Mexico, Europe (through Four Js) and Israel.

     -- A number of salespeople and one sales engineer who have many years experience at Oracle, SAP and other software companies have joined the Company. The total number of sales and marketing employees is 12 and total number of employees is approximately 40.

     -- The Company has expanded its customer base from three to thirteen over the past 120 days and that over 1,000 customers have downloaded the ANTs Data Server since it was released.

     -- The Company is in continuing discussions with Jefferies & Company, Inc. regarding licensing the ANTs Data Server, but Jefferies has not committed to purchasing at this time.

     -- The Company believes that its technology innovations can be protected by patents, to a point, but competitors with substantial time and money can engineer solutions that may provide roughly equivalent performance and functionality, though the Company believes that competitors would be hesitant to undertake this effort as it may erode their revenue.

     -- The Company disclosed that it has experienced what it considers to be typical technical problems associated with customer evaluations of its product and that with IDE, it can resolve technical problems quickly and effectively.

     -- The Company believes that while the three largest database companies, Microsoft, IBM and Oracle are aware of the Company at low levels, the Company is not aware of interest at high-levels within any of those companies.

A recording of the conference will be posted on the Company's website beginning October 19, 2005 through October 25, 2005.

Pursuant to General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K is "furnished" and not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company's website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ANTs software inc.

Date:    October 19, 2005             By:   /s/     Boyd Pearce
                                            -------------------
                                            Boyd Pearce, Chief Executive Officer